UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

The Sands Capital Global Growth Fund

Annual Report

October 31, 2014

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Dear Shareholder:

We are pleased to provide the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the 12 month period ended October 31, 2014. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 9.49% and 9.16%, respectively, compared to a 7.77% return for the MSCI All Country World Index (ACWI). While point-in-time results, such as the Fund’s fiscal year, are a common measure of performance, we think they can provide an incomplete picture. Our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. Consequently, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class returned 14.91% and 14.65%, respectively, compared to a 9.36% return for the ACWI.

Performance Review

The top five contributors to relative performance during the reporting period were Baidu, Facebook, Naspers, Housing Development Finance Corporation, and Biogen Idec. Prada, Petrofac, ASOS, MercadoLibre, and Anton Oilfield Services were the five largest detractors.

Emerging Asia, the U.S., and the Middle East & Africa were the three regions that contributed most to relative performance. Western Europe, Latin America, and Eastern Europe were the top regional detractors. In mid-2013 we determined that India’s economy was bottoming, and its brush with crisis spurred a reform-minded environment. Our increasing conviction coincided with the identification of new opportunities in the country and continued strength in the fundamentals of the Indian businesses we already owned. As a result we increased our Indian exposure by purchasing Housing Development Finance Corporation and Motherson Sumi and increasing the weights of Asian Paints, ITC Limited, and Titan Company. This active tilt towards India accounted for more than half of the relative outperformance for the period. The letter from the investment team below provides additional insights into the drivers behind our change in view on the country.

2013 concluded as a year of strong stock price performance, which drove up the valuations of many companies, particularly hyper-growth technology companies. The beginning of 2014 saw a continuation of 2013’s performance,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

but this began to reverse as momentum faded and investors concerned about stretched valuations began to take profits. High-growth, high-beta*, high-Price/Earnings (P/E)* stocks — common characteristics of many businesses owned in the Fund — were pressured. Through the selloff, we retained conviction in the growth prospects of these businesses and increased the weights of those whose valuations reached attractive levels relative to their long-term growth prospects. As the companies released earnings we saw clear evidence that the underlying fundamentals remained strong, further solidifying our conviction. A rerating of many of these high-growth companies in the second half of the fiscal year drove information technology and health care to be the top two contributors to relative performance. The energy and industrials sectors were the top detractors.

We strive to purchase or sell a company when opportunity intersects with conviction, and believe we were presented with a number of compelling opportunities to upgrade the overall growth profile of the Fund in the fiscal year. We initiated investments in Ono Pharmaceutical, Anton Oilfield Services, Workday, Housing Development Finance Corporation, Kansas City Southern, Airports of Thailand, Rolls Royce Holdings, Discovery Communications, Medidata Solutions, ASOS, Motherson Sumi, and Alibaba Group. We exited positions in Natura, Raia Drogasil, BM&F Bovespa, salesforce, Jubilant Foodworks, Intuitive Surgical, Ginko International, and National Oilwell Varco. We think each company currently owned in the Fund is well positioned to generate above-average earnings growth.

Commentary: Managing Currency: Tilting Away from Tail Risks

Risk can be challenging to quantify, measure, and monitor. There’s not even always agreement on what the word refers to, as investors use it to describe everything from short-term volatility to unquantifiable uncertainty. At Sands Capital, the primary risk we seek to manage is business risk (i.e., a negative investment outcome), which we try to mitigate through our ongoing deep, fundamental research. However, investing globally introduces additional unavoidable risks, such as currency exposure. Fortunately, we take a concentrated approach to managing the Fund and have a large universe of potential investments. This allows us to think about the Fund’s exposure to currencies as a risk management tool. By limiting exposure to the currencies (and the companies and countries

*	See definitions on page 10

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

levered to them) we believe are the most prone to a negative tail risk event like devaluation, we think we improve the overall risk/return profile of the Fund. In this letter we discuss how we assess currencies and how our views have influenced our management of the Fund.1

Currency movements are difficult to predict. Individual currencies are influenced by a number of forces, and the relative importance of these forces can vary. As long-term investors who seek to own great companies, our goal is to generate wealth through the compounding economic growth of the businesses we own — and not give too much of that wealth back through currency devaluation. As a result, we do not focus on forecasting short-term currency fluctuations. When it comes to currency exposure, our attention is on tail risks, or a severe devaluation that could swamp even the strongest company fundamentals or impair business results (see Figure 1).

In our view, most currency devaluations are triggered by a crisis of confidence. This is typically the consequence of a combination of long-developing issues such as large current and capital account deficits, high levels of foreign debt, slowing economic growth, stalled progress on reforms, and governments that choose to ignore any or all of these problems. We think an avalanche is an apt analogy; the last snowflake might trigger the avalanche but it’s not the real cause. The cause is the gradual build-up of tension from the cumulative weight of the billions of snowflakes that fell earlier. Similarly, a change in confidence on the margin

[1]	As a reminder, Sands Capital does not actively hedge currencies.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

might trigger devaluation, but the true cause is the many decisions that have already been made by policy makers, central bankers, investors, speculators, and other influencers over an extended period of time. Predicting when a change in confidence will occur is near impossible. However, the long-developing issues that precede a crisis of confidence can be measured and monitored.

We use a fundamental approach to foreign exchange (FX) risk to tilt away from countries and currencies where we see potential for a negative outcome to swamp the ability of individual businesses to create wealth for its owners. It might take years for a currency’s devaluation to actually occur, or this tail-risk event may never be realized. But with our concentrated approach and global universe of potential investments we can be selective about our exposure to companies, countries, and currencies and see no reason to tilt into those we believe have a high risk and average reward.

It is difficult to fully measure the impact of this risk management tool for a number of reasons. First, as more than one investor has noted, not everything that could go wrong does go wrong. Additionally, currency fluctuations often create an asymmetric change in the prices of assets denominated in that currency. It’s nearly impossible to disentangle how much of the price change is currency driven and how much is fundamentally driven. Finally, this is just one tool in a set that informs our processes, discussions, and actions.

Currency risk results in portfolio action only when we have built high conviction views (negative or positive), which we do not necessarily have at all times or for all currencies. In fact, we have only a small number of currency-driven biases that have directly influenced the construction of the Fund since its inception. For example, we have limited our exposure to the euro; avoided Japan and therefore the yen (until recently); moved selectively in emerging markets; and embraced exposure to the U.S. dollar and dollar-linked or managed currencies. It is impossible to avoid risk entirely. But we believe we prudently manage our exposures by tilting away from areas where we have strong conviction that risks are high and into areas about which we are more positive.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Managing the Risk of Eurozone Dissolution

The tail risk of euro and European Union dissolution has driven our limited exposure to the euro.2 Differing views of the role of the state and monetary integration without fiscal integration have created hard-to-solve structural issues. These problems are compounded by varying levels of productivity and growth among member states, which are made more acute because weaker countries cannot use monetary policy to depreciate the currency to spur growth. Furthermore, monetary integration at this scale has never been attempted before. Consequently, each time the region encounters an issue — slowing growth in the core being the most recent example — investors begin to lose confidence in the currency and concerns mount about the drag it might create on growth, investment, and innovation. This often slows growth further, resulting in a negative circular effect.

These interrelated risks create a high bar for businesses domiciled in, or generating a substantial portion of revenues from, the Eurozone. If given the choice between two companies we believe have similar growth potential, one of which is exposed to the euro and Eurozone, another to a currency and country for which we have a more favorable outlook, we prefer to tilt the Fund toward the latter.

There are a few euro-denominated businesses that have passed our high bar. We think ASML Holding, Prada, UCB, and Royal Vopak each have the ability to outgrow potential currency-driven headwinds over the long term. It’s no coincidence these businesses are more reliant on growth in other regions (Asia for Prada and Vopak) or have strong competitive advantages that should remain intact regardless of macroeconomic events (ASML essentially has a monopoly in the production of technology that is critical to the semiconductor industry and UCB has a differentiated portfolio of biotechnology products and a compelling research and development pipeline).

Of course, if the euro and Eurozone dissolve or enter severe recession and crisis mode, repercussions will be felt globally and the Fund will not be immune. Even if the fundamentals of the businesses we own remain strong, stock prices could drop. But by considering this tail risk and limiting our exposure to the region, we think we enhance the Fund’s risk/reward profile. Furthermore, the chaos might provide attractive opportunities for a long-term oriented investor.

[2]	Since inception average weight: 2.2% for the Global Growth Fund and 11.0% for the MSCI ACWI.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

The Consequences of Avoiding Japan

From October 2012 through May 2013, Prime Minister Shinzo Abe’s pro-growth and inflation-spurring policies (aimed at rescuing Japan from more than two decades of stagnation) caused the yen to depreciate by about 20 percent. Currency depreciation is typically viewed as a negative, but there are always exceptions. This was one. Share prices of Japanese equities rose rapidly, as FX traders bet the weaker yen would drive up asset prices and investors anticipated that export-oriented companies (which dominate Japan’s stock market) would become more competitive.

During this period, the Fund’s performance relative to the MSCI ACWI suffered because we had zero exposure to Japan.3 While intrigued by Abe’s “Three Arrows” reform plan (i.e., aggressive monetary policy, expansionary fiscal policy, and economic growth strategies), we did not (and still do not) have confidence it will be successful. If it is not, the country might have to monetize or default on its massive debt, adding an additional burden to other long-standing issues of slow economic growth and an aging population. This would create headwinds for the growth of many Japanese companies. We could not find a business that we thought was strong enough to outgrow this potential tail risk. With our concentrated Fund and global opportunity set, we have the flexibility to avoid entire regions and countries where we think uncertainty is too high. At that time, Japan was one such country.

This changed in late 2013 when we found a company whose growth prospects we thought warranted accepting “Japan Risk”: Ono Pharmaceutical. Ono has developed Nivolumab, a cancer drug that has pipeline-in-a-drug potential (i.e., could be used to treat multiple types of cancer), is at the forefront of a new class of treatments, and will likely be sold around the globe. Japan’s aging population is not a negative for Ono, as it makes the country an attractive market for developers of cancer treatments. That said, in our view, business fundamentals — in this case, the global launch of Nivolumab and the strength of the company’s clinical pipeline — matter most. Our confidence in these fundamentals drove us to initiate a position in the company. Even if Abenomics does not succeed, Japan’s outlook grows dim, and the tail risk we fear is realized, we think Ono’s innovation will enable it to outgrow the likely headwinds.

[3]	From October 2012-May 2013 the MSCI ACWI’s average weight in Japanese equities was 7.5%.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Tilting Towards India, Angling Away from Brazil

Since the inception of the Fund, we have invested 20 percent to 30 percent of the portfolio in emerging markets. We think there is ample opportunity in many of these countries, particularly for businesses levered to rising domestic and regional demand, which is underpinned by increasing productivity, growing discretionary incomes, and attractive demographic profiles. These growth drivers should play out over several decades. However, with this potential comes risk, including exposure to sometimes volatile currencies. Over the long run, we think most FX movements will matter far less than the above-average growth we expect from the businesses we own in these geographies. However, when we see the warning signs we think signal potential for devaluation and/or slowing growth, we carefully consider our exposure to that particular geography and currency.

A desire to increase our exposure to India was a major driver of positioning in the second half of 2013 through the first half of 2014. We have long thought that India has above-average growth potential. There are a number of dominant local companies that sell goods and services to its population of one billion people — a significant percentage of which is entering the middle class. However, before 2013 we thought the country’s growth potential was being squandered by dysfunctional governments that created a culture of ineffective spending and political gridlock. Our view changed in June 2013 when we determined that India’s economy was “Bottoming with the Potential for Tailwinds.” Over the course of years, the country had been building out the state capacity needed to spur growth. Then, as multiple projects neared completion, growth slowed, inflation rose, the threat of a sovereign debt downgrade loomed, and India came close to crisis. This triggered a reform-minded environment right as state capacity — the tool needed most to enact change and spur growth — was coming online. Change began to happen outside of the election cycle and in a relatively bipartisan manner, and investors began to regain confidence in the country’s growth potential. The most important reforms include the Indian Financial Code, a national goods and services tax, pension reform, a Direct Tax Code, and a reengineering of welfare programs, in addition to infrastructure improvements and an improved government ethos. We believed these changes would lead to a better fiscal situation, improved current account, greater incentives for investment, increased consumption,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

and lower inflation. Ultimately, this should be good for both growth prospects and the rupee. If the rupee doesn’t appreciate, it should at least become more stable.

Seeing real progress being made gave us conviction that India’s potential would overcome its dysfunctions, regardless of who won the spring 2014 elections. This is a key point, as we think “betting” solely on the outcome of an election is a fool’s errand for long-term investors. That being said, we were encouraged by the election of Prime Minister Narendra Modi and his Bharatiya Janata Party. We think this change in leadership and the appointment of Raghuram Rajan to head the Reserve Bank of India have further improved the country’s growth prospects.

While headwinds persist, we do not believe Brazil has reached a similar crisis level. As long as the country muddles along, we think sweeping changes will be difficult to implement given entrenched interests that create a culture of inertia. In our view, the commodity-driven country has squandered opportunities to implement growth-stoking reforms. Loose fiscal policies and highly subsidized consumer spending have reached a point of diminishing returns and are fueling high inflation, while declining commodity prices and uncompetitive manufacturing exports have created a structural current account deficit. These issues not only slow growth, but also make the Brazilian real more susceptible to volatility, particularly amid tightening global liquidity. Absent a game-changing outcome in the second round of this month’s presidential election, we think Brazil will remain “Stuck in Neutral.”

We monitor indicators such as fiscal deficits, inflation, and government action regularly, but act on them rarely, only when our conviction is high. In 2013, our conviction in India’s tailwind potential was at such a level. This coincided with the identification of new opportunities in the country and continued strength in the fundamentals of the Indian businesses we already owned. From June 2013 through May 2014, we actively increased India’s net weight in the Fund by 505 basis points (5.05%), as we initiated investments in Titan Company and Housing Development Finance Corporation and increased the weights of Asian Paints and ITC. Our exposure to Brazil decreased by a net 225 basis points (2.25%). Today it is limited to investments in Cielo and MercadoLibre, which we think have strong competitive advantages, secular growth drivers, and the potential to generate above-average growth regardless of the macro backdrop.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Tilting Towards a Stronger U.S. Dollar

Since the inception of the Fund, we have had conviction that the U.S. dollar was positioned for a period of renewed strength. This was despite the fact that the currency had been weakening for decades and the U.S. Federal Reserve was in the midst of quantitative easing. The reality is that, as the world’s reserve currency, the dollar is the backbone of global trade and held by central banks around the globe. When you combine that with an improving U.S. fiscal situation, our more favorable view of the country’s growth prospects, and other major currencies looking less stable (e.g., the euro and the yen, for the reasons discussed above), we thought the dollar’s longer-term prospects were promising. Today, our thesis remains intact and strengthens as the Federal Reserve (Fed) moves closer to ending its bond purchase program and raising interest rates.

A secularly strong dollar has implications for many global actors, including U.S. companies, exporters outside the U.S., and emerging markets. In our ongoing effort to “be there, not getting there” the possibility of a secularly strong dollar world has had some influence on our management of the Fund for years. We have tilted toward companies and countries with potential to benefit from U.S.-driven growth, companies denominated in dollars, and companies denominated in currencies linked or managed to the dollar, such as China’s renminbi.4 Since we “keep score” in dollars, this decision to tilt toward assets denominated in or positively correlated with the dollar could have the additional benefit of removing some currency risk.

This exercise prompted us to research a number of companies that we have since either passed on or put “on the shelf.” It also resulted in our purchase of Kansas City Southern. The railroad company is not only U.S.-based, but also has meaningful exposure to Mexican manufacturing, which should benefit from stronger U.S. economic growth.

Of course, the dollar is not risk free. There is ongoing disenchantment with its dominance of the global monetary system and calls for a replacement reserve currency. Should this happen, the dollar could weaken. But we think the odds are against this. In our view, other tail risks — the death of the euro, further weakness of select emerging market currencies as the Fed moves closer to raising rates and global liquidity tightens — are more likely.

[4]	In a world where China does not have a financial meltdown (and our view is this will not occur, despite headline GDP numbers), we expect the renminbi will trade in a narrow band around the dollar.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Conclusion

We think of company fundamentals as the engine that drives the Global Growth “bus.” However, we have tools that we think help us steer more effectively. Paying attention to our currency exposure is one such tool. With our global opportunity set and concentrated Fund, we think it is only prudent to tilt away when we identify possible currency-driven tail risks. Of course, this does not completely reduce risk; there will always be risk when investing. It is, after all, an exercise in trying to forecast the future. But we think our approach ultimately results in a Fund with a strong risk/reward profile.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

P/E: A valuation measurement. The ratio of a company’s share price compared to its per-share earnings

Beta: A measure of the sensitivity of the return on a given stock compared to the return of the market as a whole

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

GROWTH OF A $10,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2014*
	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date**
Institutional Shares	9.49%	15.78%	14.91%
Investor Shares	9.16%	15.51%	14.65%
MSCI All Country World Index	7.77%	12.98%	9.36%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Institutional Shares expense ratio: 1.30% gross, 1.10% net. Investor Shares expense ratio: 1.55% gross, 1.35% net. The investment manager has contractually agreed to waive a portion of its fees through the period ending March 31, 2015. If such fee waivers were not in effect, returns would be reduced. The Net Expense Ratio is the actual expense paid by Fund investors. The net expense ratio is calculated by subtracting any reimbursements made to the Fund by the management and contractual fee waivers from the gross expense ratio. The Gross Expense Ratio is the percentage of the Fund’s average net assets that is used to cover the annual operating expenses. There is a Redemption Fee of 2.00% (as a percentage of amount redeemed, if redeemed within 90 days of purchase).

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. The fund may invest in derivatives limited to market access products and only for the purpose of gaining exposure to an underlying long equity position. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 10.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

SECTOR WEIGHTINGS (unaudited) †

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.1%
	Shares	Value

ARGENTINA — 1.5%
MercadoLibre	53,000	$7,215,950

BELGIUM — 1.6%
UCB	95,000	7,665,572

BRAZIL — 1.3%
Cielo	390,000	6,404,254

CHINA — 7.5%
Alibaba Group Holding ADR *	103,300	10,185,380
Anton Oilfield Services Group	3,178,000	672,059
Baidu ADR *	105,200	25,118,604

		35,976,043

INDIA — 9.9%
Asian Paints	560,000	5,992,182
Housing Development Finance	972,000	17,507,082
ITC	1,978,000	11,442,762
Motherson Sumi Systems	733,000	5,019,379
Titan Company	1,174,000	7,523,925

		47,485,330

ITALY — 1.4%
Prada	1,071,000	6,594,360

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

JAPAN — 1.7%
Ono Pharmaceutical	82,000	$8,132,473

NETHERLANDS — 3.9%
ASML Holding ADR, Cl G	152,000	15,151,360
Royal Vopak	73,000	3,655,534

		18,806,894

SOUTH AFRICA — 3.1%
Naspers, Cl N	121,000	15,058,314

SWITZERLAND — 1.7%
SGS	3,700	8,121,810

THAILAND — 3.9%
Airports of Thailand	670,000	4,978,201
CP ALL	9,854,000	13,765,950

		18,744,151

UNITED KINGDOM — 8.2%
ARM Holdings	925,000	12,947,514
ASOS *	237,700	10,099,360
Petrofac	568,000	9,631,431
Rolls-Royce Holdings	498,000	6,715,735

		39,394,040

UNITED STATES — 50.4%
Amazon.com *	38,800	11,851,848
Biogen Idec *	49,500	15,893,460
BioMarin Pharmaceutical *	134,500	11,096,250
Cerner *	140,000	8,867,600
Charles Schwab	565,000	16,198,550
Discovery Communications, Cl A *	55,000	1,944,250
Discovery Communications, Cl C *	56,000	1,959,440
Facebook, Cl A *	270,000	20,247,300
FMC Technologies *	122,000	6,836,880
Google, Cl A *	13,500	7,666,245
Google, Cl C *	11,500	6,429,420
Kansas City Southern	78,000	9,577,620
Las Vegas Sands	162,500	10,117,250
Medidata Solutions *	203,000	9,157,330

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES — (continued)
Monsanto	138,000	$15,875,520
NIKE, Cl B	132,000	12,272,040
Priceline Group *	8,100	9,770,301
Regeneron Pharmaceuticals *	39,200	15,433,824
Schlumberger	142,000	14,009,720
Visa, Cl A	88,000	21,245,840
Workday, Cl A *	161,000	15,372,280

		241,822,968

TOTAL COMMON STOCK (Cost $410,076,944)		461,422,159

TOTAL INVESTMENTS — 96.1% (Cost $410,076,944)		$461,422,159

Percentages are based on Net Assets of $480,289,969.

*	Non-income producing security.

ADR	— American Depositary Receipt

Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $410,076,944)	$461,422,159
Cash	18,477,493
Foreign Currency, at value (Cost $763)	763
Receivable for Capital Shares Sold	4,033,429
Receivable for Investment Securities Sold	360,314
Dividend Receivable	122,691
Reclaim Receivable	63,697
Prepaid Expenses	11,215

Total Assets	484,491,761

Liabilities:
Payable for Investment Securities Purchased	2,663,707
Accrued Foreign Capital Gains Tax on Appreciated Securities	1,053,505
Payable due to Investment Adviser	319,720
Payable due to Administrator	51,927
Payable due to Trustees	3,076
Chief Compliance Officer Fees Payable	2,539
Shareholder Servicing Fees Payable	1,691
Other Accrued Expenses	105,627

Total Liabilities	4,201,792

Net Assets	$480,289,969

NET ASSETS CONSIST OF:
Paid-in-Capital	$423,904,731
Accumulated Net Investment Loss	(624,946)
Accumulated Net Realized Gain on Investments	6,722,414
Net Unrealized Appreciation on Investments	51,345,215
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(3,940)
Foreign Capital Gains Tax on Appreciated Securities	(1,053,505)

Net Assets	$480,289,969

Net Asset Value Per Share — Institutional Shares ($472,079,797 ÷ 25,878,849 shares)	$18.24

Net Asset Value Per Share — Investor Shares ($8,210,172 ÷ 453,800 shares)	$18.09

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE YEAR ENDED
OCTOBER 31, 2014

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$2,821,701
Less: Foreign Taxes Withheld	(124,568)

Total Investment Income	2,697,133

Expenses
Investment Advisory Fees	2,430,307
Administration Fees	409,873
Shareholder Servicing Fees — Investor Class	17,080
Trustees’ Fees	12,154
Chief Compliance Officer Fees	7,937
Custodian Fees	107,624
Transfer Agent Fees	83,679
Registration Fees	61,546
Legal Fees	32,884
Printing Fees	22,148
Audit Fees	21,730
Insurance and Other Expenses	27,935

Total Expenses	3,234,897

Less:
Waiver of Investment Advisory Fees	(77,055)
Fees Paid Indirectly	(5)

Net Expenses	3,157,837

Net Investment Loss	(460,704)

Net Realized Gain (Loss) on:
Investments	6,785,168
Foreign Currency Transactions	(167,244)

Net Realized Gain	6,617,924

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	24,172,284
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(6,149)
Foreign Capital Gains Tax on Appreciated Securities	(1,020,703)

Net Change in Unrealized Appreciation (Depreciation)	23,145,432

Net Gain on Investments and Foreign Currency Transactions	29,763,356

Net Increase in Net Assets Resulting from Operations	$29,302,652

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net Investment Income (Loss)	$(460,704)	$756,184
Net Realized Gain on Investments and Foreign Currency	6,617,924	2,408,397
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	23,145,432	23,376,242

Net Increase in Net Assets Resulting from Operations	29,302,652	26,540,823

Dividends and Distributions
Net Investment Income:
Institutional	(25,197)	(683,046)
Investor	—	(12,150)

	(25,197)	(695,196)

Net Capital Gains:
Institutional	(2,367,770)	(68,592)
Investor	(76,885)	(1,449)

	(2,444,655)	(70,041)

Total Distributions	(2,469,852)	(765,237)

Capital Share Transactions:
Institutional Shares
Issued	322,810,484	56,249,050
Reinvestment of Distributions	2,355,333	751,636
Redemption Fees (see Note 2)	—	1,229
Redeemed	(17,001,463)	(1,914,562)

Net Institutional Share Transactions	308,164,354	55,087,353

Capital Share Transactions:
Investor Shares
Issued	5,841,565	2,482,375
Reinvestment of Distributions	70,750	12,316
Redeemed	(2,432,385)	(171,002)

Net Investor Share Transactions	3,479,930	2,323,689

Net Increase in Net Assets from Share Transactions	311,644,284	57,411,042

Total Increase in Net Assets	338,477,084	83,186,628

Net Assets:
Beginning of Year	141,812,885	58,626,257

End of Year (including (Accumulated Net Investment Loss)/ Undistributed Net Investment Income of $(624,946) and $22,350, respectively)	$480,289,969	$141,812,885

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2014	Year Ended October 31, 2013
Shares Transactions:
Institutional Shares
Issued	18,618,106	3,874,792
Reinvestment of Distributions	142,267	55,044
Redeemed	(994,027)	(126,073)

Net Institutional Share Transactions	17,766,346	3,803,763

Shares Transactions:
Investor Shares
Issued	338,034	162,356
Reinvestment of Distributions	4,301	905
Redeemed	(137,584)	(12,186)

Net Investor Share Transactions	204,751	151,075

Net Increase in Shares Outstanding	17,971,097	3,954,838

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year/Period
	Institutional Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$16.96	$13.31	$12.15	$11.49	$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	(0.03)	0.11	0.02	0.03	0.01
Net Realized and Unrealized Gain	1.61	3.71	1.18	0.66	1.48

Total from Investment Operations	1.58	3.82	1.20	0.69	1.49

Dividends and Distributions from:
Net Investment Income	—	(0.15)	—	—	—
Net Realized Gains	(0.30)	(0.02)	(0.04)	(0.03)	—

Total Dividends and Distributions	(0.30)	(0 .17)	(0.04)	(0.03)	—

Redemption Fees^	—	—	—	—	—

Net Asset Value, End of Period	$18.24	$16.96	$13.31	$12.15	$11.49

Total Return††	9.49%	28.99%	9.90%	6.02%	14.90%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$472,080	$137,612	$57,329	$15,027	$5,207
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.13%	1.30%	2.35%	5.42%	13.43	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16)%	0.76%	0.13%	0.26%	0.11	%**
Portfolio Turnover Rate	24%	33%	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
^	See Note 2 in the Notes to the Financial Statements.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year/Period
	Investor Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$16.87	$13.24	$12.11	$11.48	$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	(0.07)	0.06	(0.02)	0.01	—
Net Realized and Unrealized Gain	1.59	3.71	1.19	0.65	1.48

Total from Investment Operations	1.52	3.77	1.17	0.66	1.48

Dividends and Distributions from:
Net Investment Income	—	(0 .12)	—	—	—
Net Realized Gains	(0 .30)	(0 .02)	(0 .04)	(0 .03)	—

Total Dividends and Distributions	(0 .30)	(0 .14)	(0 .04)	(0 .03)	—

Net Asset Value, End of Period	$18.09	$16.87	$13.24	$12.11	$11.48

Total Return††	9.16%	28.71%	9.68%	5.76%	14.80%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$8,210	$4,201	$1,297	$353	$234
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.28%@	1.20	%@**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38%	1.55%	2.71%	5.84%	13.67	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.41)%	0.42%	(0.13)%	0.08%	0.02	%**
Portfolio Turnover Rate	24%	33%	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.
@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 53 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and can request that a meeting of the Committee be held. As of October 31, 2014, there were no securities valued in accordance with fair value procedures. If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2014, there were no transfers between levels.

For the year ended October 31, 2014, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2014, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the year ended October 31, 2014, Institutional Class and Investor Class did not retain any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to 0.15% of the first $250 million, 0.12% of the next $250 million and 0.10% of any amount above $500 million of the Fund’s average daily net assets, subject to a minimum fee of $150,000 plus $10,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2014, the Investor Shares incurred 0.25% of average daily net assets or $17,080 of shareholder servicing fees.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2014, the Fund earned cash management credits of $5 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. At October 31, 2014, the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was as follows:

Expense Deferred in Fiscal Period Ending, October 31:	Subject to Repayment Until, October 31:		Sands Capital Global Growth Fund
2012	2015		$353,176
2013	2016		205,409
2014	2017		77,055

		Total	$635,640

6.	Investment Transactions:

For the year ended October 31, 2014, the Fund made purchases of $360,873,480 and sales of $67,495,951 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss), reclass of distributions and Passive Foreign Investment Company adjustments, have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(161,395)	$161,395

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2014 and 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$22,574	$2,447,278	$2,469,852
2013	695,196	70,041	765,237

As of October 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,572,830
Undistributed Long-Term Capital Gain	7,575,313
Unrealized Appreciation	46,237,015
Other Temporary Differences	80

Total Distributable Earnings	$56,385,238

For Federal income tax purposes, the cost of securities owned at October 31, 2014, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales and mark to market on unrealized gains on Passive Foreign Investment Companies which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$414,127,698	$62,004,069	$(14,709,608)	$47,294,461

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At October 31, 2014, the net assets of the Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

10.	Other:

At October 31, 2014, 72% of Institutional Shares outstanding were held by four shareholders and 78% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders. 10% of Investor shares outstanding were held by an affiliate of the Adviser.

11.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period March 31, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2014, the results of its operations for the

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period March 31, 2010 (commencement of operations) to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 24, 2014

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,096.20	1.10%	$5.76
Investor Shares	1,000.00	1,094.40	1.35	7.07

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.71	1.10%	$5.55
Investor Shares	1,000.00	1,018.45	1.35	6.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown).

This page intentionally left blank.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-826-5646. The following chart lists Trustees and Officers as of October 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

Other Directorships Held by Board Members[4]

Current Directorships: The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).
Current Directorships: The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

Current Directorships: The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL- RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

Other Directorships Held by Board Members[4]

Current Directorships: The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust LP, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

Other Directorships Held by Officer
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2014, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)
99.09%	0.91%	100.00%	99.30%	100.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Global Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$112,800	$0	$0	$131,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$24,800	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$23,755	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$595,010	N/A	N/A	$489,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	$10,166	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	$199,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$34,500	N/A	N/A	$71,070	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $25,000 and $48,555 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $79,100 and $90,266 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $34,500 and $71,070 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.